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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                    Date of report (Date of
                    earliest event reported):  March 31, 2000

                                  VIATEL, INC.
               (Exact Name of Registrant as Specified in Charter)

             Delaware              000-21261             13-3787366
             (State or Other       (Commission           (I.R.S. Employer
             Jurisdiction          File Number)          Identification No.)
             of Incorporation)

                                  Viatel, Inc.
                                685 Third Avenue
                            New York, New York 10017
          (Address of Principal Executive Offices, Including Zip Code)

        Registrant's telephone number, including area code: 212-350-9200

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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Item 7.  Financial Statements, Pro Forma Financial Information
             and Exhibits.

         (a) Financial Statements of Businesses Acquired.

             Not applicable.

         (b) Pro Forma Financial Information.

             Unaudited Pro Forma Combining Financial Information, and notes thereto, for the year ended December 31, 1999, are filed herewith as Exhibit 99.2.

         (c) Exhibits.

             The following exhibits are filed with this Report.

Exhibit No.       Description.

27                Financial Data Schedule.


99.1 Audited financial statements of Viatel, Inc., and the notes thereto, for the fiscal year ended December 31, 1999.

99.2 Unaudited Pro Forma Combining Financial Information, and notes thereto, for the year ended December 31, 1999.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VIATEL, INC.


Date: March 31, 2000                    By: /s/ JAMES P. PRENETTA
                                            ---------------------
                                                Name:  James P. Prenetta
                                                Title: Senior Vice President and
                                                       General Counsel
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                                  EXHIBIT INDEX

Exhibit No.       Description.
-----------       ------------

27                Financial Data Schedule.

99.1 Audited financial statements of Viatel, Inc., and the notes thereto, for the fiscal year ended December 31, 1999.

99.2 Unaudited Pro Forma Combining Financial Information, and notes thereto, for the year ended December 31, 1999.